UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):  January 27, 2003

INTERNATIONAL FLAVORS & FRAGRANCES INC. (Exact Name of Registrant as Specified in Charter)

New York (State or Other Jurisdiction of Incorporation)

1-4858 (Commission File Number)	13-1432060 (I.R.S. Employer Identification No.)

521 West 57 th Street, New York, New York (Address of Principal Executive Offices)	10019 (Zip Code)

(212) 765-5500 (Registrant’s Telephone Number)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release of International Flavors & Fragrances Inc., dated January 27, 2003.

Item 9.	Regulation FD Disclosure.

         Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of International Flavors & Fragrances Inc. (“IFF”) dated January 27, 2003, reporting IFF’s financial results for the fourth quarter of 2002 and for the year 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2003	INTERNATIONAL FLAVORS & FRAGRANCES INC. By: STEPHEN A. BLOCK —————————————— Name: Stephen A. Block Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of International Flavors & Fragrances Inc., dated January 27, 2003.